UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

ISLEWORTH HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40104	86-1216057
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

360 Central Avenue, First Central Tower, Suite #800

St. Petersburg, FL 33701

(Address of principal executive offices)

(727) 245-0146

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISLE	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	ISLEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On August 25, 2022, Isleworth Healthcare Acquisition Corp. (the “Company” or “we”) issued a press release announcing that we cancelled our special meeting of shareholders that was previously scheduled for August 26, 2022, and that we will redeem all of our outstanding shares of common stock that were included in the units issued in its initial public offering (the “public shares”), effective as of the close of business on August 29, 2022, as the Company will not consummate an initial business combination on or prior to September 1, 2022. We have furnished herewith as Exhibit 99.1 a copy of the press release.

Forward-Looking Statements

Certain information contained in this press release may be deemed to constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the redemption of the Company’s public shares and the Company’s subsequent dissolution and liquidation and its delisting from the Nasdaq Stock Exchange and its termination of registration with the Commission. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. Such statements are subject to certain risks and uncertainties that could cause our actual results in the future to differ materially from the Company’s historical results and those presently anticipated or projected. The Company wishes to caution investors not to place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date. The Company assumes no obligation to update forward-looking statements except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLEWORTH HEALTHCARE ACQUISITION CORP.

Date: August 26, 2022	By:	/s/ Dan Halvorson
	Name:	Dan Halvorson
	Title:	Board Director, EVP & CFO